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                                                                    EXHIBIT 99.1


(TRIBEWORKS LOGO)

May 5, 2005

Board of Directors
Tribeworks, Inc.
243 Front Street
San Francisco, CA 94111

I hereby resign as Chief Financial Officer of Tribeworks, Inc., effective as of today.

Sincerely,

/s/ ROBERT C. DAVIDORF
Robert C. Davidorf




                 243 Front Street - San Francisco, CA 94111
                 www.tribeworks.com - main +1 415.674.5555 - fax +1.415.262.9911